Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ZIOPHARM ONCOLOGY, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ENTEROME S.A. IF PUBLICLY DISCLOSED.

PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT – EXCLUSIVE

This Agreement is based on the model Patent License Exclusive Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the “IC”) of the

NIH

and

Ziopharm Oncology, Inc.,

hereinafter referred to as the “Licensee”,

having offices at One First Avenue, Parris Building #34, Navy Yard Plaza, Boston, MA 02129,

created and operating under the laws of Delaware.

Tax ID No.: 841475642

CONFIDENTIAL

For the IC internal use only:

License Number: L-190-2019-0

License Application Number: A-085-2019

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

1.	[***];

2.	[***];

3.	[***];

4.	[***];

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23.	[***];

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50.	[***];

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62.	[***];

63.	[***];

64.	[***];

65.	[***]; and

66.	[***].

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention): 03111

Additional Remarks: N/A

Public Benefit(s): New therapeutics options for the treatment of advanced cancers.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options).

CONFIDENTIAL

The IC and the Licensee agree as follows:

1.	BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, the IC investigators made inventions that may have commercial applicability.

1.2

By assignment of rights from IC employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of these inventions actually reduced to practice by the IC.

1.3	The Secretary of HHS has delegated to the IC the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4	The IC desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	The Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.	DEFINITIONS

2.1

“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with the Licensee. For this purpose, the term “control” shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity. Notwithstanding the foregoing, Eden BioCell Limited shall be deemed an Affiliate of Licensee.

2.2

“Additional T Cell Receptor(s)” means an isolated human, murine or human-murine hybrid T cell receptor restricted by any major histocompatibility complex class molecule, which immunologically recognizes a mutated epidermal growth factor receptor (EGFR), KRAS or P53 tumor antigen.

2.3	“Benchmarks” mean the performance milestones that are set forth in Appendix D.

2.4

“Combination Product” means a product that (a) contains a Licensed Product(s) or utilizes a Licensed Process(es), and (b) contains at least one other active therapeutic component or device other than a Licensed Product(s).

2.5	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.6	“CRADA” means a Cooperative Research and Development Agreement. For purposes of this Agreement, the specific CRADA between IC and Licensee bears IC reference number 03111.

2.7	“FDA” means the Food and Drug Administration of the United States of America.

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2.8

“First Commercial Sale” means the initial transfer by or on behalf of the Licensee, its Affiliates or sublicensees of the Licensed Products or the initial practice of a Licensed Process by or on behalf of the Licensee, its Affiliates or sublicensees in a country, in each case, after all applicable marketing and pricing approvals (if any) have been granted by the applicable governing regulatory authority in such country, in exchange for cash or some equivalent consideration to which value can be assigned for the purpose of determining Net Sales. In addition, sales of a Product by and between the Licensee and its Affiliates and sublicensees shall not constitute a First Commercial Sale.

2.9	“Government” means the Government of the United States of America.

2.10	“Licensed Fields of Use” means the fields of use identified in Appendix B.

2.11	“Licensed Patent Rights” shall mean:

(a)

Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.11(a):

(i)	continuations-in-part of 2.11(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.11(a); and

(v)	any reissues, reexaminations, and extensions of these patents;

(c)

to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.11(a): all counterpart foreign and U.S. patent applications and patents to 2.11(a) and 2.11(b), including those listed in Appendix A; and

(d)

Licensed Patent Rights shall not include claims included in patents or applications identified in 2.11(b) or 2.11(c) to the extent that such claims are directed to new matter which is not the subject matter disclosed in 2.11(a).

2.12

“Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more Valid Claims of the Licensed Patent Rights in the country in which such processes are practiced.

2.13

“Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more Valid Claims of the Licensed Patent Rights in the country of such manufacture, use, sale, or import, as applicable.

2.14	“Licensed Territory” means the geographical area identified in Appendix B.

2.15	“Net Sales” means [***];

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2.16

“Phase 1 Clinical Study” shall mean the initial introduction of an investigational new drug into humans, the principal purpose of which is to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness, in compliance with 21 C.F.R. §312(a) or foreign equivalen0074.

2.17

“Phase 2 Clinical Study” shall mean controlled human clinical studies conducted to evaluate the effectiveness of a drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug in compliance with 21 C.F.R. §312(b) or foreign equivalent, and shall include any clinical study that leads to a conditional regulatory approval, that is followed by a confirmatory Phase 3 Clinical Trial.

2.18

“Phase 3 Clinical Study” shall mean expanded controlled and uncontrolled human clinical trials pursuant to a randomized study with endpoints agreed upon by regulatory bodies for regulatory approval performed after Phase 2 Clinical Trial evidence suggesting effectiveness of a drug has been obtained, and is intended to gather additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a drug and to provide an adequate basis for regulatory approval and physician labeling, as in compliance with 21 C.F.R. §312 or foreign equivalent, and shall include a confirmatory study that is conducted following conditional regulatory approval.

2.19

“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

2.20

“Research License” means a nontransferable, nonexclusive license to make and to use the Licensed Products or the Licensed Processes as defined by the Licensed Patent Rights for purposes of research within the Licensed Fields of Use and not for any commercial purposes or distribution or in lieu of purchase.

2.21	“Sublicense Revenue” means [***].

2.22

“Valid Claim” means (a) a claim of any issued and unexpired patent within the Licensed Patent Rights; or (b) a claim of a pending patent application within the Licensed Patent Rights and, in each case has not been (i) permanently revoked or held unpatentable, invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision can no longer be appealed or was not appealed within the time allowed, (ii) rendered unenforceable through disclaimer or otherwise, (iii) abandoned or (iv) permanently lost through an interference or opposition proceeding without any right of appeal or review; provided, however, that if a claim of a pending patent application within the Licensed Patent Rights shall not have issued within [***] after the first official office action on its merits, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a patent issues with such claim (from and after which time the same would be deemed a Valid Claim).

CONFIDENTIAL

3.	GRANT OF RIGHTS

3.1

The IC hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Licensed Patent Rights Groups A, B, C, D and E in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Process(es) in the Licensed Fields of Use. For clarity: Licensed Field of Use 1 applies to Licensed Patent Rights Group A only; Licensed Field of Use 2 applies to Licensed Patent Rights Group B only; Licensed Field of Use 3 applies to Licensed Patent Rights Group C only; Licensed Field of Use 4 applies to Licensed Patent Rights Group D only; and Licensed Field of Use 5 applies to Licensed Patent Rights Group E only.

3.2

The IC hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, a nonexclusive license under Licensed Patent Rights Group F in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use 6 and to practice and have practiced any Licensed Processes in the Licensed Fields of Use 6.

3.3

This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the IC other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

4.	SUBLICENSING

4.1

Upon written approval, which shall include prior review of any sublicense agreement by the IC and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements under the Licensed Patent Rights. If, within [***] of IC’s receipt of a proposed sublicense from Licensee, IC has not provided Licensee with a written notice of rejection thereof, then IC shall be deemed to have given its approval of such sublicense agreement and Licensee shall be free to enter into such sublicense agreement under the Licensed Patent Rights, subject to the further requirements of Paragraphs 4.2-4.4 of this Agreement. However, Licensed Patent Rights Group F may only be sublicensed in combination with Licensee’s proprietary intellectual property, in-licensed intellectual property rights received from a third party, or other exclusively in-licensed intellectual property rights received from the IC. For the avoidance of doubt, the Licensee does not have the right to solely sublicense Licensed Patent Rights Group F.

4.2

The Licensee agrees that any sublicenses granted by it shall provide that the obligations to the IC of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, and 13.8-13.10 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. The Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements.

4.3

Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the IC, at the option of the sublicensee, upon termination of this Agreement under Article 13. This conversion is subject to the IC approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4

The Licensee agrees to forward to the IC a complete copy of each fully executed sublicense agreement postmarked within [***] of the execution of the agreement. To the extent permitted by law, the IC agrees to maintain each sublicense agreement in confidence.

CONFIDENTIAL

5.	STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1 (a)

The IC reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory. Prior to the First Commercial Sale, the Licensee agrees to provide the IC with reasonable quantities of the Licensed Products or materials made through the Licensed Processes for IC research use. Given the nature of the envisioned Licensed Products as personalized autologous cell therapy products, if any Licensed Products and/or materials made through the Licensed Processes are not available in reasonable quantities for IC research use, they shall not be subject to the foregoing obligation; and

(b)

In the event that the Licensed Patent Rights are Subject Inventions made under CRADA, the Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice the Licensed Patent Rights or have the Licensed Patent Rights practiced throughout the world by or on behalf of the Government. In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the First Commercial Sale, the Licensee agrees to provide the IC with reasonable quantities of the Licensed Products or materials made through the Licensed Processes for IC research use. Given the nature of the envisioned Licensed Products as personalized autologous cell therapy products, if any Licensed Products and/or materials made through the Licensed Processes are not available in reasonable quantities for IC research use, they shall not be subject to the foregoing obligation.

5.2

The Licensee agrees that products used or sold in the United States embodying the Licensed Products or produced through use of the Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the IC, which written waiver will not be unreasonably withheld or denied.

5.3

The Licensee acknowledges that the IC may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. The Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with the IC when acquiring these rights is necessary in order to make a CRADA project feasible. The Licensee may request an opportunity to join as a party to the proposed CRADA.

CONFIDENTIAL

(a)

In addition to the reserved license of Paragraph 5.1, the IC reserves the right to grant Research Licenses directly or to require the Licensee to grant Research Licenses on reasonable terms. In the exercise of this reserved right, the IC shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, (i) the IC shall consult with the Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; (ii) the IC shall give to the Licensee advance written notice of any commercial party to which the IC proposes to grant a Research License; (iii) the IC shall provide the Licensee reasonable opportunity to raise objections thereto and comment thereon, such objection(s) and comment(s) to be provided within fifteen (15) days; and (iv) the IC shall consult with the Licensee to consider in good faith the objections and comments of the Licensee; and

(b)

In exceptional circumstances, and in the event that the Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C. §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if the Licensee fails to grant this license, the Government retains the right to grant the license itself. The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)	the action is necessary to meet health or safety needs that are not reasonably satisfied by the Licensee;

(ii)	the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or

(iii)	the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B).

(c)	The determination made by the Government under this Paragraph 5.3 is subject to administrative appeal and judicial review under 35 U.S.C. §203(b).

(d)

The IC acknowledges and agrees that a Research License or other right granted pursuant to this Paragraph 5.3 shall only pertain to the Licensed Patent Rights and shall not include a right or license to any patent or other intellectual property right owned or controlled by the Licensee or its Affiliates other than the Licensed Patent Rights. Without limiting the foregoing, except as expressly provided herein, nothing contained in this Agreement shall be construed as granting, by implication, estoppel or otherwise, any licenses or rights under any patents or other intellectual property rights other than the Licensed Patent Rights.

CONFIDENTIAL

5.4

Notwithstanding anything to the contrary set forth in this Agreement, except as set forth in Paragraph 5.3(b), the IC shall not grant any rights under the Licensed Patent Rights within the Licensed Field of Use and shall not provide any Licensed Products or materials made through the Licensed Processes to any third party for any commercial purpose within the Licensed Field of Use.

6.	ROYALTIES AND REIMBURSEMENT

6.1	The Licensee agrees to pay the IC a non-creditable, non-refundable license issue royalty as set forth in Appendix C.

6.2	The Licensee agrees to pay the IC a non-refundable, fully creditable (against earned royalties due for sales under Paragraph 6.3 below) minimum annual royalty as set forth in Appendix C.

6.3	The Licensee agrees to pay the IC earned royalties as set forth in Appendix C.

6.4	The Licensee agrees to pay the IC benchmark royalties as set forth in Appendix C.

6.5	The Licensee agrees to pay the IC sublicensing royalties as set forth in Appendix C.

6.6

A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest date that a Valid Claim no longer exists. For the avoidance of doubt, if a patent application pending for more than [***] from the first official office action on its merits later issues as a patent, Licensee shall thereafter pay any royalties payable with respect thereto.

6.7

On sales of the Licensed Products by the Licensee to sublicensees or on sales made in other than an arm’s-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arm’s-length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

6.8

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within Licensed Patent Rights Groups C and E and paid by the IC prior to the effective date of this Agreement, the Licensee shall pay the IC, as an additional royalty, within sixty (60) days of the IC’s submission of a statement and request for payment to the Licensee, an amount equivalent to these unreimbursed expenses previously paid by the IC. A good faith estimate of the unreimbursed expenses previously paid by the IC is set forth in Appendix C.

Pursuant to Article 14.4, for amendments adding additional patent applications or patents to the Licensed Patent Rights, the royalty due under this Article 6.8 solely for the additional patent applications or patents added by the amendment shall be calculated as of the date of execution of the amendment.

6.9

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the IC on or after the effective date of this Agreement, the IC, at its sole option, may require the Licensee:

(a)	[***]

(b)	[***]; or

CONFIDENTIAL

(c)

in limited circumstances, the Licensee may be given the right to assume responsibility for the preparation, filing, prosecution, or maintenance of any patent application or patent included with the Licensed Patent Rights. In that event, the Licensee shall directly pay the attorneys or agents engaged to prepare, file, prosecute, or maintain these patent applications or patents and shall provide the IC with copies of each invoice associated with these services as well as documentation that these invoices have been paid.

6.10

The IC agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the IC has requested payment from the Licensee under Paragraphs 6.8 and 6.9. The Licensee agrees that all information provided by the IC related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction.

6.11

The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon ninety (90) days written notice to the IC and owe no payment obligation under Paragraph 6.9 for patent-related expenses paid in that country after ninety (90) days of the effective date of the written notice.

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1

Except as otherwise provided in this Article 7, the IC agrees to take responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights. IC shall further consult with the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in Licensed Patent Rights Groups A, B, C, D and E and shall, on an ongoing basis, furnish copies of relevant patent-related documents from these groups to the Licensee.

7.2

Upon the IC’s written request, the Licensee shall have the right to assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all patent-related documents to the IC. In this event, the Licensee shall, subject to the prior approval of the IC, select registered patent attorneys or patent agents to provide these services on behalf of the Licensee and the IC. The IC shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services. The Licensee and its attorneys or agents shall consult with the IC in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide the IC sufficient opportunity to comment on any document that the Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

7.3

At any time, the IC may provide the Licensee with written notice that the IC wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights. If the IC elects to reassume these responsibilities, the Licensee agrees to cooperate fully with the IC, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide the IC with complete copies of any and all documents or other materials that the IC deems necessary to undertake such responsibilities. The Licensee shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of the IC’s choice.

CONFIDENTIAL

7.4

Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and provide sufficient opportunity, when possible, to the other party to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of the Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.	RECORD KEEPING

8.1

The Licensee agrees to keep accurate and correct records of the Licensed Products made, used, sold, or imported and the Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the IC. These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours, but not more than once in any one-year period, for inspection, at the expense of the IC, by an accountant or other designated auditor selected by the IC for the sole purpose of verifying reports and royalty payments hereunder. The accountant or auditor shall only have the right to audit those records that have not previously been audited pursuant to this Paragraph 8.1, unless IC determines that there is just cause for an additional audit, and shall only disclose to the IC information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then the Licensee shall reimburse the IC for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within sixty (60) days of the date the IC provides to the Licensee notice of the payment due. The Licensee shall have the right to require that any accountant or auditor, prior to conducting an audit under this Paragraph 8.1, enter into an appropriate non-disclosure agreement with the Licensee regarding such financial information.

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1

Prior to signing this Agreement, the Licensee has provided the IC with the Commercial Development Plan in Appendix E, under which the Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2

The Licensee shall provide written summary annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within [***] days after December 31 of each calendar year. These progress reports shall include, but not be limited to: [***]. The IC also encourages these reports to include information on any of the Licensee’s public service activities that relate to the Licensed Patent Rights. [***], the Licensee shall [***]. In the annual report, the Licensee [***]. The Licensee agrees to provide any additional information reasonably required by the IC to evaluate the Licensee’s performance under this Agreement. The Licensee may [***]. The IC shall not unreasonably withhold approval of any request of the Licensee to [***].

9.3	The Licensee shall report to the IC the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within [***] of such occurrences.

CONFIDENTIAL

9.4

The Licensee shall submit to the IC, within [***] after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, the Licensee shall submit payment of earned royalties due. If no earned royalties are due to the IC for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of the Licensee [***]. The royalty report shall also identify the site of manufacture for the Licensed Product(s) sold in the United States.

9.5

The Licensee agrees to forward semi-annually to the IC a copy of these reports received by the Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to the IC by the Licensee for activities under the sublicense.

9.6

Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. [***]. The royalty report required by Paragraph 9.4 shall be mailed to the IC at its address for Agreement Notices indicated on the Signature Page.

9.7	[***].

9.8

[***] may be assessed by the IC on any payment that is more than ninety (90) days overdue at the rate of [***]. [***] rate may be applied retroactively from the original due date until the date of receipt by the IC of the overdue payment and additional royalties. The payment of any additional royalties shall not prevent the IC from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9

All plans and reports required by this Article 9 and marked “confidential” by the Licensee shall, to the extent permitted by law, be treated by the IC as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the IC under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 C.F.R. §5.65(d).

10.	PERFORMANCE

10.1

The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and the Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D. The efforts of a sublicensee shall be considered the efforts of the Licensee.

10.2

Upon the First Commercial Sale, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make the Licensed Products and the Licensed Processes reasonably accessible to the United States public. The efforts of Licensee’s Affiliates or sublicensees shall be considered the efforts of the Licensee for purposes of this Paragraph 10.2.

10.3

The Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

10.4

The Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the Licensed Products or the Licensed Processes or their packaging for educational and display purposes only.

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11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.1

The IC and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2	Pursuant to this Agreement and the provisions of 35 U.S.C. Chapter 29, the Licensee may:

(a)	bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)	settle any claim or suit for infringement of the Licensed Patent Rights provided, however, that the IC and appropriate Government authorities shall have the first right to take such actions; and

(d)

if the Licensee desires to initiate a suit for patent infringement, the Licensee shall notify the IC in writing. If the IC does not notify the Licensee of its intent to pursue legal action within [***], the Licensee shall be free to initiate suit. The IC shall have a continuing right to intervene in the suit at its own expense. The Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement; provided, however, that the Government will participate in the suit if, and only if, required for legal standing purposes. The Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit, the Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, the Licensee agrees to keep the IC reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the IC and give careful consideration to the views of the IC and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3

In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against the Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by the Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of 35 U.S.C. Chapter 29 or other statutes, the Licensee may:

(a)	defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)

settle any claim or suit for declaratory judgment involving the Licensed Patent Rights-provided, however, that the IC and appropriate Government authorities shall have the first right to take these actions and shall have a continuing right to intervene in the suit at its own expense; and

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(d)

if the IC does not notify the Licensee of its intent to respond to the legal action within a reasonable time, the Licensee shall be free to do so. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. The Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If the Licensee elects not to defend against the declaratory judgment action, the IC, at its option, may do so at its own expense. In all cases, the Licensee agrees to keep the IC reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the IC and give careful consideration to the views of the IC and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4

Except as otherwise set forth above, in any action under Paragraphs 11.2 or 11.3 the expenses including costs, fees, attorney fees, and disbursements, shall be paid by [***]. The value of any recovery made by the Licensee through court judgment or settlement, after first reimbursing the Licensee for such expenses paid by the Licensee, [***].

11.5

The IC shall cooperate fully with the Licensee in connection with any action under Paragraphs 11.2 or 11.3. The IC agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by the Licensee.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1

The IC offers no other warranties than those specified in Article 1: (i) HHS, by assignment of rights from NIH employees, on behalf of the Government, owns all intellectual property rights claimed in the United States and foreign patent applications and patents in the Licensed Patent Rights, (ii) HHS owns tangible embodiments of inventions actually reduced to practice, and (iii) IC has the authority, by delegation from the Secretary of HHS, to enter into this Agreement.

12.2

The IC does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3

THE IC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	The IC does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5

The Licensee shall indemnify and hold the IC, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage (“Losses”) to the extent arising out of any suit or proceeding brought by a third party for:

(a)	the use by or on behalf of the Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

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(b)

the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by the Licensee, or other products or processes developed by or on behalf of the Licensee in connection with or arising out of the Licensed Patent Rights.

Notwithstanding the foregoing, Licensee shall have no obligation under this Paragraph 12.5 to the extent any such Losses were the result of the willful misconduct or gross negligence of IC.

12.6	The Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1

This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.16 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2

In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default, the IC may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3

In the event that the Licensee files a petition in bankruptcy, has such a petition filed against it, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, the Licensee shall immediately notify the IC in writing. To the extent allowed under applicable law, the IC shall have the right to terminate this Agreement immediately upon the Licensee’s receipt of written notice. However, with respect to any petition(s) filed against the Licensee, Licensee shall have [***] to resolve or obtain the dismissal of such petition. If resolution or dismissal of the petition(s) is not achieved in the allotted period, IC shall have the right to immediately terminate this Agreement.

13.4	The Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving the IC sixty (60) days written notice to that effect.

13.5	The IC shall specifically have the right to terminate or modify, at its option, this Agreement by written notice to the Licensee, if the IC determines in good faith that the Licensee:

(a)

is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the IC’s reasonable satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve the Practical Application of the Licensed Products or the Licensed Processes;

(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2;

(c)	has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement that has not been remedied within the ninety (90) day period set forth in Paragraph 13.2 above;

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(e)	is not keeping the Licensed Products or the Licensed Processes reasonably available to the public after commercial use commences; or

(f)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

13.6

In making the determination referenced in Paragraph 13.5, the IC shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the IC shall give written notice to the Licensee providing the Licensee specific notice of, and a [***] opportunity to respond to, the IC’s concerns as to the items referenced in 13.5(a)-13.5(f). If the Licensee fails to alleviate the IC’s concerns as to the items referenced in 13.5(a)-13.5(f) within [***] following written notice from the IC or fails to initiate corrective action to the IC’s reasonable satisfaction, the IC may terminate this Agreement upon written notice to the Licensee.

13.7

When the public health and safety so require, and after written notice to the Licensee providing the Licensee a [***] opportunity to respond, the IC shall have the right to require the Licensee to grant sublicenses to responsible applicants, on reasonable terms, in any Licensed Fields of Use under the Licensed Patent Rights, unless the Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Licensed Patent Rights. The IC shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with the Licensee.

13.8

The IC reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if upon written notice to the Licensee it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee within [***] following written notice from the IC.

13.9

Within [***] of receipt of written notice of the IC’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 C.F.R. §404.11, appeal the decision by written submission to the designated IC official or designee. The decision of the designated IC official or designee shall be the final agency decision. The Licensee may thereafter exercise any and all administrative or judicial remedies that may be accessible.

13.10

Within [***] of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expenses, due to the IC shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with the IC pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall have the right to offer for sale and sell any existing inventory of Licensed Products for [***] following the effective termination date of this Agreement, subject to the royalty obligations as set forth in Appendix C. After this [***] period, the Licensee shall return all remaining Licensed Products or other materials included within the Licensed Patent Rights to the IC or provide the IC with certification of the destruction thereof. The Licensee may not be granted additional IC licenses if the final reporting requirement is not fulfilled.

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14.	GENERAL PROVISIONS

14.1

Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of a party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by such party or excuse a similar subsequent failure to perform any of these terms or conditions by the other party.

14.2

This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, the Licensed Products and the Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3

The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4

If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

For clarity, the parties intend to amend this Agreement to include new patent applications as they are filed by the IC which claim Additional T Cell Receptor(s) not presently a part of the Licensed Patent Rights. Should IC and Licensee agree to such written amendment, it will include an amendment issue royalty as described in Appendix C, Paragraph VII of this Agreement.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6

All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

14.7

This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court), except to the Licensee’s Affiliate(s), without the prior written consent of the IC, which will not be unreasonably denied.

If, within [***] of IC’s receipt of a proposed assignment from Licensee, IC has not provided Licensee with a written notice of rejection thereof, then IC shall be deemed to have given its approval of such assignment of this Agreement. In the event of any such assignment (other than to Licensee’s Affiliate), the Licensee shall pay the IC, as an additional royalty, [***]. For clarity, no royalty shall be due under this Paragraph 14.7 for an assignment of this Agreement to Licensee’s Affiliate(s).

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14.8

The Licensee agrees in its use of any IC-supplied materials to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines. The Licensee agrees not to use the materials for research involving use of the Licensed Products in human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46. The Licensee agrees not to use the materials for research involving use of the Licensed Products in human subjects (including clinical trials) outside of the United States without notifying the IC, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to the IC of such research involving human subjects or clinical trials outside of the United States shall be given no later than [***] prior to commencement of the research or trials.

14.9

The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of this agency. The IC neither represents that a license is or is not required or that, if required, it shall be issued.

14.10

The Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers. All the Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve the IC’s patent rights in those countries.

14.11

By entering into this Agreement, the IC does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement. The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the IC, any other Government organizational unit, or any Government employee. Additionally, the Licensee shall not use the names of the IC, the FDA or the HHS or the Government or their employees in any advertising, promotional, or sales literature in connection with this Agreement without the prior written approval of the IC.

14.12

The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. The Licensee agrees first to appeal any unsettled claims or controversies to the designated IC official, or designee, whose decision shall be considered the final agency decision. Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available. Notwithstanding anything to the contrary in this Agreement, the Licensee shall have the right, without waiving any right or remedy available under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of the Licensee, pending any such settlement or the determination of any such appeal.

14.13

Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 C.F.R. Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14

Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons shall be carried out by the Licensee at its expense, and appropriately verified proof of recordation shall be promptly furnished to the IC.

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14.15	Paragraphs 4.3, 8.1, 9.5-9.8, 12.1-12.5, 13.9, 13.10, 14.12 and 14.15 of this Agreement shall survive termination of this Agreement.

14.16

The terms and conditions of this Agreement shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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NIH PATENT LICENSE AGREEMENT – EXCLUSIVE

SIGNATURE PAGE

For the IC:

/s/ Richard U. Rodriguez	May 28, 2019
Richard U. Rodriguez, MBA	Date
Associate Director
Technology Transfer Center, National Cancer Institute
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail:

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Robert Hadfield	May 28, 2019
Signature of Authorized Official	Date

Robert Hadfield
Printed Name

General Counsel
Title

I.	Official and Mailing Address for Agreement notices:

Robert Hadfield
Name

General Counsel
Title

Mailing Address

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One First Avenue, Parris Building #34
Navy Yard Plaza
Boston, MA 02129

Email Address:

Phone:

Fax:

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

Eshane Dupre
Name

Accounts Payable
Title

Mailing Address:

One First Avenue, Parris Building #34
Navy Yard Plaza
Boston, MA 02129

Email Address:

Phone:

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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APPENDIX A – PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group A

1.	[***];

2.	[***];

3.	[***];

4.	[***];

5.	[***];

6.	[***];

7.	[***];

8.	[***];

9.	[***];

10.	[***];

11.	[***];

12.	[***];

13.	[***];

14.	[***];

15.	[***];

16.	[***];

17.	[***];

18.	[***];

19.	[***];

20.	[***];

21.	[***];

22.	[***];

23.	[***];

24.	[***];

25.	[***];

26.	[***];

27.	[***];

28.	[***];

29.	[***];

30.	[***];

31.	[***];

32.	[***];

33.	[***];

34.	[***];

35.	[***];

36.	[***];

37.	[***];

38.	[***];

39.	[***];

40.	[***];

41.	[***];

42.	[***];

43.	[***];

44.	[***];

45.	[***];

46.	[***];

47.	[***];

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48.	[***]; and

49.	[***].

Group B

1.	[***]; and

2.	[***].

Group C

1.	[***]; and

2.	[***].

Group D

1.	[***]; and

2.	[***].

Group E

1.	[***]; and

2.	[***].

Group F

1.	[***];

2.	[***];

3.	[***];

4.	[***];

5.	[***];

6.	[***];

7.	[***];

8.	[***]; and

9.	[***].

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APPENDIX B – LICENSED FIELDS OF USE AND TERRITORY

I.	Licensed Fields of Use:

1.

Development, manufacture and commercialization of autologous, peripheral blood T cell therapy products engineered by transposon-mediated gene transfer to express T cell receptors reactive to mutated KRAS, as claimed in the Group A Licensed Patent Rights, for the treatment of human cancers. [***].

2.

Development, manufacture and commercialization of autologous, peripheral blood T cell therapy products engineered by transposon-mediated gene transfer to express T cell receptors reactive to mutated P53, as claimed in the Group B Licensed Patent Rights, for the treatment of human cancers. [***].

3.

Development, manufacture and commercialization of autologous, peripheral blood T cell therapy products engineered by transposon-mediated gene transfer to express T cell receptors reactive to mutated EGFR, as claimed in the Group C Licensed Patent Rights, for the treatment of human cancers.

4.

Development, manufacture and commercialization of autologous, peripheral blood T cell therapy products engineered by transposon-mediated gene transfer to express T cell receptors reactive to mutated P53, isolated as claimed in the Group D Licensed Patent Rights, for the treatment of human cancers. [***].

5.

Development, manufacture and commercialization of autologous, peripheral blood T-cell therapy products engineered by non-viral gene transfer to express T cell receptors, as claimed in the Group E Licensed Patent Rights, for the treatment of human cancers.

6.

Development, manufacture and commercialization of autologous, peripheral blood T cell therapy products engineered to express T cell receptors, as claimed in the Group F Licensed Patent Rights, for the treatment of human cancers.

For the avoidance of doubt, “autologous peripheral blood T cell therapy products” included in Field of Use 1-6 may include autologous and/or allogeneic T-cell receptors obtained from [***].

[***]:

1)	[***]; and

2)	[***].

If IC receives a license application with a complete commercial development plan from a third party for commercial development of a Licensed Product(s) or Licensed Processes, as they pertain to Licensed Patent Rights for which the proposed commercial development is not reasonably addressed in Licensee’s then-current Commercial Development Plan, IC shall notify Licensee, in writing, of the existence of the third party’s license application, identifying the scientific, clinical or technical basis for its belief that such commercial development should occur. Upon receipt of such written notice, Licensee shall either: (a) within [***] amend its Commercial Development Plan in a manner reasonably acceptable to IC to include a clinical research and development program for the proposed third party’s commercial development of said Licensed Product(s) or Licensed Processes including revised Benchmarks, acceptance of said amendment to said Commercial Development Plan by IC shall take into account Licensee’s ongoing efforts and normal drug development standards for obtaining FDA approval for multiple indication prophylactic and therapeutic products; or (b) amend its Commercial Development Plan within [***] in a manner reasonably acceptable to IC to include an offer to enter into a commercially reasonable and customary joint pre-clinical research and development program with the third party for the proposed third party’s commercial

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development of said Licensed Product(s) or Licensed Processes; or (c) within [***] offer to grant a sublicense under commercially reasonable and customary terms to said third party under Licensed Patent Rights; or both (b) and (c). If Licensee does not (a) amend its Commercial Development Plan in a manner reasonably acceptable to IC to include a clinical research and development program for the proposed commercial development of said Licensed Product(s) or Licensed Processes of such third party including revised Benchmarks; or (b) amend its Commercial Development Plan in a manner reasonably acceptable to IC to include a joint pre-clinical research and development program with the third party for the proposed commercial development of said Licensed Product(s) or Licensed Processes; or (c) grant a sublicense within [***] under commercially reasonable terms to said third party under Licensed Patent Rights, for such commercial development; or both (b) and (c), IC shall remove said Licensed Product(s) or Licensed Processes from Licensed Fields of Use in this Agreement, IC shall be free to license said Licensed Product(s) or Licensed Processes to said third party solely for the unaddressed indication(s) that were the subject of such license application, and Licensee’s Licensed Product(s) or Licensed Processes from Licensed Fields of Use shall be limited to the remaining indications.

II.	Licensed Territory:

Worldwide

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APPENDIX C – ROYALTIES

Royalties:

I.

The Licensee agrees to pay to the IC a non-creditable, nonrefundable license issue royalty in the amount of one million five hundred thousand dollars ($1,500,000.00) in three (3) installments according to the following schedule:

1.	Five hundred thousand dollars ($500,000.00) within sixty (60) days of the effective date of this Agreement;

2.	Five hundred thousand dollars ($500,000.00) on the six (6) month anniversary of the effective date of this Agreement; and

3.	Five hundred thousand dollars ($500,000.00) on the twelve (12) month anniversary of the effective date of this Agreement.

[***]

II.	The Licensee agrees to pay to the IC a non-refundable minimum annual royalty as follows:

1.	The first minimum annual royalty payment of two hundred fifty thousand dollars ($250,000.00) is due on the eighteen (18) month anniversary of the effective date of this Agreement and [***];

2.	Subsequent minimum annual royalty payments of two hundred fifty thousand dollars ($250,000.00 are due and payable on January 1 of each calendar year and [***];

3.

After aggregate minimum annual royalty payments received by IC under this Agreement reach one million five hundred thousand dollars ($1,500,000.00), subsequent minimum annual royalty payments shall be reduced to one hundred thousand dollars ($100,000.00) and shall be due [***].

III.	The Licensee agrees to pay the IC earned royalties as follows:

1.	[***];

2.	[***]; and

3.	[***].

4.	[***].

5.	[***].

IV.	The Licensee agrees to pay the IC Benchmark royalties within [***] of achieving each Benchmark:

1.	One hundred thousand dollars ($100,000.00) upon initiation of the first Licensee-sponsored Phase 1 Clinical Study of a Licensed Product or Licensed Process in Licensed Fields of Use 1-5;

2.	[***];

3.	[***];

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4.	[***];

5.	[***];

6.	[***];

7.	[***];

8.	[***]; and

9.	[***].

[***]

V.	The Licensee agrees to pay the IC the following sublicense royalties on Sublicense Revenue received for granting each sublicense within [***] of the execution of each sublicense:

1.	[***].

2.	[***].

3.	[***].

4.	[***].

5.	[***].

VI.

As of May 10, 2019, the estimated amount of the royalty due under Paragraph 6.8 is forty-five thousand seven hundred eleven dollars ($45,711.00). This is only a good faith estimate and Licensee will be responsible for reimbursement of all unreimbursed expenses as stipulated in Paragraph 6.8.

VII.

Subject to Paragraph 14.4 of this Agreement, for each Additional T Cell Receptor added by written amendment, the non-creditable, non-refundable amendment issue royalty shall be [***] for such Additional T Cell Receptor. In addition, for each Additional T Cell Receptor added by written amendment, Licensee shall pay the same earned royalty, benchmark royalty and sublicensing royalty rates that are applicable to [***].

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APPENDIX D – BENCHMARKS AND PERFORMANCE

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the IC that the Benchmark has been achieved.

Benchmark		Deadline
I.	[***]	[***]

II.	[***]	[***]

III.	[***]	[***]

IV.	[***]	[***]

V.	[***]	[***]

VI.	[***]	[***]

VII.	[***]	[***]

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APPENDIX E – COMMERCIAL DEVELOPMENT PLAN

[***]

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APPENDIX F – EXAMPLE ROYALTY REPORT

[***]

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APPENDIX G – ROYALTY PAYMENT OPTIONS

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

[*** 3 PAGES OMITTED ***]

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